SUPPLEMENT DATED MAY 30, 2008

TO

PROSPECTUS DATED MAY 1, 2008

FOR

SUN PRIME VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE  OF CANADA (U.S.) VARIABLE ACCOUNT I

Effective August 1, 2008, the name of the SCSM FI Large Cap Growth Fund is SCSM WMC Large Cap Growth Fund.  Wellington Management Company, LLP is the subadviser of the SCSM WMC Large Cap Growth Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.